UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2016

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2016, U.S. Silica Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, by and among the Company, New Birmingham Merger Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub 1”), NBI Merger Subsidiary II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 2”), New Birmingham, Inc., a Nevada corporation (“NBI”), and each of David Durrett and Erik Dall as representatives of the sellers and optionholders (the “Merger Agreement”), pursuant to which the Company will acquire all of the outstanding capital stock of NBI through the merger of Merger Sub 1 with and into NBI, to be followed immediately by the merger of NBI with and into Merger Sub 2 (collectively, the “Merger”). The consideration payable by the Company in connection with the Merger consists of $111,100,000 of cash, subject to customary adjustments for net working capital, indebtedness, cash and transaction expenses as of the closing, and $90,900,000 (2,630,513 shares) of common stock of the Company. The consideration, less the amount of cash that will be deposited into escrow to support the post-closing purchase price adjustment and the sellers’ indemnification obligations, will be payable to the stockholders of NBI at the closing of the Merger. The number of shares of the Company’s common stock to be delivered is based on the volume weighted average price of the Company’s common stock over the ten consecutive trading days ending on (and including) July 13, 2016, which was $34.556. The stockholders of NBI will be subject to a 45 day lock-up period from the closing date pursuant to which they will generally be prohibited from selling or otherwise disposing of shares of the Company’s common stock to be issued as consideration in the Merger. The Company has agreed to file a shelf registration statement with the Securities and Exchange Commission to enable the stockholders of NBI to resell the shares of the Company’s common stock following the lock-up period.

The consummation of the Merger is subject to the satisfaction or waiver of closing conditions applicable to both the Company and NBI, including, among others, the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated. The Merger Agreement also contains customary representations, warranties, covenants and indemnification obligations of both the Company and the stockholders of NBI. The covenants include, among others, an obligation on behalf of NBI to operate its business in the ordinary course until the Merger is consummated and a limitation on NBI’s right to solicit or engage in negotiations regarding alternative business combination transactions. The Merger Agreement also provides for limited termination rights on behalf of the parties. The Merger is expected to close in the third quarter.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. A copy of the Merger Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

Item 3.02	Unregistered Sales of Equity Securities.

As described under Item 1.01 above (the content of which is incorporated herein by reference), at the closing of the Merger, the Company will issue 2,630,513 shares of its common stock to the stockholders of NBI. The shares will be issued pursuant to the exemption from registration provided in Section 4(a)(2) and Regulation D (Rule 506(b)) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events.

On July 18, 2016, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Language Regarding Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of the Company and NBI, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) conditions to the closing of the Merger may not be satisfied; (2) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (3) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays; (4) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (5) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in the Company’s filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including (1) the Company’s 2015 Annual Report on Form 10-K in (a) Item 1A. Risk Factors, (b) Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Item 8. Financial Statements and Supplementary Data; and (2) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 in (a) Part II, Other Information, Item 1A. Risk Factors, (b) Part I, Financial Information, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, Item 1. Financial Statements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	U.S. Silica Holdings, Inc. press release dated July 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2016

U.S. SILICA HOLDINGS, INC.

/s/ Christine C. Marshall
Christine C. Marshall
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	U.S. Silica Holdings, Inc. press release dated July 18, 2016.